Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Burlington Coat Factory Warehouse Corporation (the "Company") on Form 10-Q for the quarterly period ending November 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Monroe G. Milstein, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

          (1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)     The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Monroe G. Milstein
Monroe G. Milstein
President and Chief Executive Officer
January 13, 2003